SHARE-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2017
Share based compensation plans [Abstract]
Disclosure of share-based payment arrangements [text block]
19	SHARE-BASED COMPENSATION PLANS

As indicated in Note 3(x), in March of each year, the Group grants its own shares to certain key employees. The awarded shares are liberated in the three following years for up to 33.3 percent of the shares granted in each of the three previous years. The Group assumes the payment of the related income tax on behalf of its employees, which corresponds to 30 percent of the benefit.

At December 31, 2017, 2016 and 2015, the Group has granted 140,812, 140,498 and 124,601, Credicorp shares, of which 276,011, 277,436 and 269,832 shares were pending delivery as of December 31, 2017, 2016 and 2015, respectively. During those years, the recorded expense amounted to approximately S/62.0 million, S/73.9 million and S/65.5 million, respectively.